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                United States Securities and Exchange Commission
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): March 31, 1997




                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)




             Ohio                        000-21629               31-1470817
(State or other jurisdiction of         (Commission           (I.R.S. Employer
      incorporation)                    file number)         Identification No.)




                               9113 LeSaint Drive
                             Fairfield, Ohio 45014
                                 (513) 874-2112


    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



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                  INFORMATION TO BE INCLUDED WITH THIS REPORT
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Items 1, 2, 3, 4, 6, 7 and 8 are not applicable and are omitted from this report.


ITEM 5.  OTHER EVENTS

     On March 31, 1997, The O'Gara Company's wholly owned O'Gara-Hess & Eisenhardt Armoring Company ("OHE") subsidiary signed a contract with the US Army to supply an additional 360 M1114 Up-Armored High Mobility, Multi-Purpose, Wheeled Vehicles (HMMWVs) during 1997 and 1998. The total value of the base contract exceeds $26.2 million. The contract also contains an option for up to 360 additional vehicles to be delivered through 1999. This contract is an extension of a contract first entered into in 1993, pursuant to which OHE has delivered over 660 Up-Armored HMMWVs through 1996.





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 14, 1997                           The O'Gara Company



                                               By  /s/ Nicholas P. Carpinello
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                                                   Nicholas P. Carpinello
                                                   Executive Vice-President,
                                                     and Chief Financial Officer





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